UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2022 (August 9, 2022)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 3rd Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2022, Synchronoss Technologies, Inc. (the “Company”) issued a press release (the “Press Release”) relating to its results of operations and financial condition for the quarter and year ended June 30, 2022. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements to be made during the conference call concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of the conference call and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources, the impact of legal proceedings involving the Company, including the investigations by the Securities and Exchange Commission and the Department of Justice described in the Company’s most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, expected to be filed with the SEC in the third quarter of 2022. The Company does not undertake any obligation to update any forward-looking statements made during the conference call as a result of new information, future events or otherwise.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2022, Taylor Greenwald, Chief Financial Officer of the Company, and the Company agreed that Mr. Greenwald will commence an unpaid leave of absence to address health matters affecting a family member on August 12, 2022. As a result of Mr. Greenwald’s leave of absence, the Company’s Board of Directors (the “Board”) has appointed Lou Ferraro, the Company’s Executive Vice President, Financial Operations and Chief Human Resources Officer, as the Company’s acting Chief Financial Officer and EVP, principal financial officer, principal accounting officer and treasurer, effective August 12, 2022.

Mr. Ferraro, age 65, has served as the Company’s Executive Vice President Financial Operations and Chief Human Resources Officer since November 2021, and as the Company’s Acting Chief Financial Officer from August 2021 to November 2021. Prior to August 2021, Mr. Ferraro served as the Company’s Executive Vice President Financial Operations and Chief Human Resources Officer since May 2021, and as the Company’s Senior Vice President of Financial Operations from January 2018, when he joined the Company, until May 2021. Before joining the Company, Mr. Ferraro was a business consultant with the Populus Group, a company providing financial and economic consultants to various businesses from June 2016 until October 2017. From 2014 through 2016, Mr. Ferraro was the Chief Operating Officer and Chief Financial Officer of BrandYourself.com, Inc. where he led the finance and operations team during a period of intense growth. From 2010 to 2014, Mr. Ferraro served as Chief Financial Officer of AWI/iMobile as well as Chief Executive Officer of the Magicpins.com business unit. From 2008 to 2019 he served as the Chief Financial Officer of Vitaltrax.com. From 2004 to 2008, Mr. Ferraro was a senior vice president for IDT where he founded TuYo Mobile, a wireless MVNO. From 1991 to 2004, he held various positions with AT&T Mobility and prior to that he held various finance and operations positions at Verizon Wireless. Mr. Ferraro graduated with a Bachelor of Science degree from Montclair State University and earned his CPA in New Jersey. On August 9, 2022, in connection with Mr. Ferraro’s appointment, the Company and Mr. Ferraro entered into an appointment letter agreement (the “Appointment Letter"). The foregoing description of the Appointment Letter does not purport to be complete and is qualified in its entirety by reference to the copy of the Appointment Letter filed as Exhibit 10.1 to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Ferraro and any other person pursuant to which Mr. Ferraro was appointed to serve as acting Chief Financial Officer. There are no family relationships between Mr. Ferraro and any of the

Company’s directors or executive officers and Mr. Ferraro does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Ferraro’s appointment, the Compensation Committee of the Board (the “Compensation Committee”) increased Mr. Ferraro’s annual base salary to $375,000, effective as of August 1, 2022, and his target incentive cash bonus to $262,500 during his tenure as acting Chief Financial Officer. The Compensation Committee also granted Mr. Ferraro an initial award of 25,000 time-based restricted stock awards (the “RSAs”), time-based stock options to purchase 25,000 shares of the Company’s common stock (the “Options”) and 50,000 performance-based cash units (the “Performance Units”, together with the RSAs and Options, the “Initial Award”), effective on August 9, 2022. The RSAs were issued under the Company’s 2015 Equity Incentive Plan (the “Plan”) and will vest in equal installments on each anniversary of the grant date over a period of three years. The Options were issued under the Plan and have an exercise price per share equal to the closing price of the Company’s common stock on the Nasdaq Global Select Market on August 9, 2022, and will vest in equal installments on each anniversary of the grant date over a period of three years. The Performance Units will vest upon the approval of the Board or its Compensation Committee based upon whether the Company has met the required performance goals for the Company’s three year performance period. At the time of vesting of the Performance Units, the Compensation Committee will pay Mr. Ferarro in either cash or shares of the Company’s common stock. The three year performance goals shall be established by the Board or its Compensation Committee at the time the Company’s business plan for such period is determined.

In addition, if Mr. Ferraro’s tenure as acting Chief Financial Officer is greater than 90 days, the Company has agreed to grant Mr. Ferraro an additional equity award consisting of 25,000 time-based restricted stock awards, time-based stock options to purchase 25,000 shares of the Company’s common stock and 50,000 performance-based cash units, with vesting terms and conditions similar to the Initial Award.

Mr. Greenwald’s equity vesting will be paused during the leave of absence. On August 9, 2022, in connection with Mr. Greenwald’s leave of absence and related reduction of duties, the Company and Mr. Greenwald entered into an amendment (the “Greenwald Amendment") to the employment agreement entered into as of November 1, 2021 between the Company and Mr. Greenwald (the “Employment Agreement”) which provides for his continued employment during his leave of absence, modifies the definition of a termination for good reason to exclude changes in employment responsibilities and provides that the leave of absence will be for a period of 60 days. Pursuant to the terms of the Greenwald Amendment, in the event that Mr. Greenwald does not return to his position as Chief Financial Officer on a full-time basis prior to the expiration of the initial 60-day period and the Company and Mr. Greenwald do not mutually agree to an extension of the leave of absence, then Mr. Greenwald has agreed to resign from his positions with the Company without the Company being obligated to pay any termination or severance benefits that otherwise may have been owed pursuant to the terms and conditions of the Employment Agreement or otherwise. The foregoing description of the Greenwald Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Greenwald Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Press Release of Synchronoss Technologies, Inc. announcing second quarter 2022 results, dated August 9, 2022.
10.1	Appointment Letter, dated August 9, 2022 between the Registrant and Lou Ferraro.
10.2	Amendment to Employment Agreement, dated August 9, 2022 between the Registrant and Taylor Greenwald.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2022

Synchronoss Technologies, Inc.
/s/ Taylor Greenwald
Name:	Taylor Greenwald
Title:	Chief Financial Officer